BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

# Cover Sheet

GRAND CHINA ENERGY GROUP LIMITED

## Confirmation of Service

| | |
|---|---|
| **Form Filed:** | Notice of Alteration |
| **Date and Time of Filing:** | August 6, 2014 09:58 AM Pacific Time |
| **Alteration Effective Date:** | The alteration is to take effect at the time that this application is filed with the Registrar. |
| **Name of Company:** | GRAND CHINA ENERGY GROUP LIMITED |
| **Incorporation Number:** | **BC0553750** |

**This package contains:**

- Certified Copy of the Notice of Articles
- Certificate of Name Change

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

**CERTIFIED COPY**
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

# Notice of Articles

*BUSINESS CORPORATIONS ACT*

*This Notice of Articles was issued by the Registrar on: August 6, 2014 09:58 AM Pacific Time*

*Incorporation Number:* **BC0553750**

*Recognition Date:* *Incorporated on November 6, 1997*

## NOTICE OF ARTICLES

**Name of Company:**

GRAND CHINA ENERGY GROUP LIMITED

## REGISTERED OFFICE INFORMATION

**Mailing Address:**
200-931 FORT STREET
VICTORIA BC V8V 3K3
CANADA

**Delivery Address:**
200-931 FORT STREET
VICTORIA BC V8V 3K3
CANADA

## RECORDS OFFICE INFORMATION

**Mailing Address:**
200-931 FORT STREET
VICTORIA BC V8V 3K3
CANADA

**Delivery Address:**
200-931 FORT STREET
VICTORIA BC V8V 3K3
CANADA

## DIRECTOR INFORMATION

**Last Name, First Name, Middle Name:**
Gu, Quan

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| NO. 2601, XINGHE HAOYUE<br>C2 DISTRICT<br>YANJIAO DEVELOPMENT DISTRICT<br>SANHE CITY, HEBEI PROVINCE<br>CHINA | NO. 2601, XINGHE HAOYUE<br>C2 DISTRICT<br>YANJIAO DEVELOPMENT DISTRICT<br>SANHE CITY, HEBEI PROVINCE<br>CHINA |

**Last Name, First Name, Middle Name:**
Gu, Wei

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| NO. 2601, XINGHE HAOYUE<br>C2 DISTRICT<br>YANJIAO DEVELOPMENT DISTRICT<br>SANHE CITY, HEBEI PROVINCE<br>CHINA | NO. 2601, XINGHE HAOYUE<br>C2 DISTRICT<br>YANJIAO DEVELOPMENT DISTRICT<br>SANHE CITY, HEBEI PROVINCE<br>CHINA |

**Last Name, First Name, Middle Name:**
Xu, Vincent

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 33/C TOWER M7, YOHO MIDTOWN<br>NO. 9 YUEN LUNG STREET<br>YUEN LUNG, NT<br>HONG KONG<br>CHINA | 33/C TOWER M7, YOHO MIDTOWN<br>NO. 9 YUEN LUNG STREET<br>YUEN LUNG, NT<br>HONG KONG<br>CHINA |

**Last Name, First Name, Middle Name:**
Feng, Bao-Zhu

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| ROOM 1601, 16/F<br>CHINA TAIPING TOWER PHASE II<br>8 SUNNING ROAD, CAUSEWAY BAY<br>HONG KONG<br>CHINA | ROOM 1601, 16/F<br>CHINA TAIPING TOWER PHASE II<br>8 SUNNING ROAD, CAUSEWAY BAY<br>HONG KONG<br>CHINA |

**Last Name, First Name, Middle Name:**
Gu, Chang

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| NO. 2601, XINGHE HAOYUE<br>C2 DISTRICT<br>YANJIAO DEVELOPMENT DISTRICT<br>SANHE CITY, HEBEI PROVINCE<br>CHINA | NO. 2601, XINGHE HAOYUE<br>C2 DISTRICT<br>YANJIAO DEVELOPMENT DISTRICT<br>SANHE CITY, HEBEI PROVINCE<br>CHINA |

**Last Name, First Name, Middle Name:**
Chen, Shibi

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| NO.25 JIA HE ROAD, XINJING CENTER<br>UNIT 2606, SIMING DISTRICT<br>XIAMEN CITY, FUJIAN PROVINCE PRC 362300<br>CHINA | NO.25 JIA HE ROAD, XINJING CENTER<br>UNIT 2606, SIMING DISTRICT<br>XIAMEN CITY, FUJIAN PROVINCE PRC 362300<br>CHINA |

**RESOLUTION DATES:**

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

January 14, 2009

**AUTHORIZED SHARE STRUCTURE**

| | | | |
|---|---|---|---|
| 1. | No Maximum | Common Shares | Without Par Value<br><br>With Special Rights or Restrictions attached |
| 2. | No Maximum | Preferred Shares | Without Par Value<br><br>With Special Rights or Restrictions attached |

Number: BC0553750

# CERTIFICATE
# OF
# CHANGE OF NAME

*BUSINESS CORPORATIONS ACT*

I Hereby Certify that SGB INTERNATIONAL HOLDINGS INC. changed its name to GRAND CHINA ENERGY GROUP LIMITED on August 6, 2014 at 09:58 AM Pacific Time.

ELECTRONIC CERTIFICATE

*Issued under my hand at Victoria, British Columbia*
*On August 6, 2014*

**CAROL PREST**
*Registrar of Companies*
Province of British Columbia
Canada